Exhibit 99.2
                                  ------------




                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002


         In connection with the quarterly report of November 30, 2002 (the "Company") on Form 10-Q for the quarter ended November 30, 2002, Dennis E. Bradley hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes - Oxley Act of 2002, that to the best of his knowledge:

         1.   The  quarterly  report fully  complies  with the  requirements  of
              Section 13(a) of the Securities Exchange Act of 1934; and

         2. The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     January 13, 2003                            /s/ Dennis E. Bradley
                                                 -------------------------------
                                                 Controller (principal financial
                                                 and Financial officer)